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                                    Form 8-K

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 25, 2002 (April 24, 2002)

                               ALD SERVICES, INC.

             (Exact name of registrant as specified in its charter)

           Nevada                       0-27035                 88-0408274
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                   6540 Lusk Blvd., Suite C250
                          San Diego, CA                             92121
             (Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code:
                                 (858) 657-0287

              30 Sembrado, Rancho Santa Margarita, California 92688

          (Former name or former address, if changed since last report)

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Item 5. Other Events

On April 24, 2002, the Registrant issued a press release in accordance with Rule 135c under the Securities Act of 1933, as amended. The information contained in the Press Release dated April 24, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

           (c)    Exhibits.

                  99.1   The Registrant's Press Release dated April 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALD SERVICES , INC.

By: /s/ John F. Steel IV
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John F. Steel IV
Chairman and Chief Executive Officer

Date: April 25, 2002